UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
November 5, 2013
(Date of earliest event reported)
Callon Petroleum Company
(Exact name of registrant as specified in its charter)

Delaware	001-14039	64-0844345
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

200 North Canal St.
Natchez, Mississippi 39120
(Address of principal executive offices, including zip code)

(601) 442-1601
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information
Item 2.01. Completion of Acquisition or Disposition of Assets.

On November 5, 2013, Callon Petroleum Operating Company, a subsidiary of Callon Petroleum Company ("Callon" or the "Company"), closed on a portion of the previously announced sale of its 15% working interest in the Medusa field (Mississippi Canyon blocks 582 and 538), 10% membership interest in Medusa Spar LLC which owns a 75% interest in the Medusa field's production facilities, interests in 10 non-operated Gulf of Mexico shelf fields, (collectively termed "the Transaction") to W&T Offshore, Inc., for an estimated net cash consideration of USD $76.4 million after customary purchase price adjustments and the assumption of related abandonment and retirement obligations. The Transaction is effective as of July 1, 2013. The remaining portion of the Transaction is expected to close on or before November 30, 2013 with anticipated additional net cash consideration of $11.5 million after customary purchase price adjustments.

These Gulf of Mexico assets represent approximately 46% of Callon's total production for the nine months ended September 30, 2013.

Callon used the proceeds from the the Transaction to reduce borrowing under its revolving credit facility with the remainder planned for general and corporate purposes.

Pursuant to Items 2.01 and 9.01, the required pro forma financial information for the property sales to W&T Offshore, Inc. is set forth below under Item 9.01.

Section 9 - Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits

(b) Pro Forma Financial Information

The unaudited pro forma condensed consolidated financial statements and accompanying notes of Callon Petroleum Company as of and for the nine months ended September 30, 2013 and for the year ended December 31, 2012 that give effect to the dispositions of assets to W&T Offshore, Inc.described therein are attached hereto as Exhibit 99.1 and are incorporated by reference in this Item 9.01. These pro forma financial statements reflect the entire Transaction, and include the anticipated final closing on or before November 30, 2013 of the remaining assets included in the Transaction.

(d) Exhibits

Exhibit Number	Title of Document

99.1
Unaudited pro forma condensed consolidated financial statements and accompanying notes of Callon Petroleum Company as of and for the nine months ended September 30, 2013 and for the year ended December 31, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Callon Petroleum Company
(Registrant)

November 12, 2013	By: /s/ B. F. Weatherly
B.F. Weatherly
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Title of Document

99.1
Unaudited pro forma condensed consolidated financial statements and accompanying notes of Callon Petroleum Company as of and for the nine months ended September 30, 2013 and for the year ended December 31, 2012